UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (Date of earliest reported): June 16, 2003


                       FIRST MEDICAL RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)



         Nevada                    000-49612                 86-1038019
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(State or other jurisdiction     (Commission   (IRS Employer Identification No.)
   of incorporation)             File Number)



  455 Market Street, Suite 1220, San Francisco, CA                       94105
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     (Address of principal executive offices)                         (Zip Code)


                                 (415) 543-1535
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              (Registrant's telephone number, including area code)



           Former name or former address, if changed since last report





Item 5.       Other Events and Required FD Disclosure.

     Registrant received a letter from the Commission dated May 1, 2003 citing several deficiencies regarding our Form 10-KSB and Form 8-K/A dated October 15, 2002. We responded to the Commission on May 23, 2003 stating that we would amend these two filings at such time as we raised sufficient capital to be able to pay the professional fees that we would incur in complying with the Commission's request.

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          20.1 Letter from the Commission to Mr. James D. Durham, Chief Executive Officer and Chairman of the Board dated May 1, 2003

          20.2 Letter from Lawrence M. Davis, Chief Financial Officer and Secretary, to the Commission dated May 23, 2003.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 17, 2003                        First Medical Resources Corporation


                                           By:    /s/ Lawrence M. Davis
                                              ----------------------------------
                                                      Lawrence M. Davis
                                           Chief Financial Officer and Secretary



                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number    Document
--------- --------


20.1 Letter from the Commission to Mr. James D. Durham, Chief Executive Officer and Chairman of the Board dated May 1, 2003

20.2 Letter from Lawrence M. Davis, Chief Financial Officer and Secretary, to the Commission dated May 23, 2003.


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